Exhibit 10.6
                                                                    ------------

                         STRONGHOLD TECHNOLOGIES, INC.


                       Nonstatutory Stock Option Agreement
               Granted Under 2002 California Stock Incentive Plan
               --------------------------------------------------

1.   Grant of Option.
     ---------------

     This  agreement  evidences  the grant by Stronghold  Technologies,  Inc., a
Nevada corporation (the "Company"), on            , 200[ ] (the "Grant Date") to
                                       ----------
[                 ], an  [employee],  [consultant],  [director]  of the  Company
 -----------------
who resides in California (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2002
California  Stock  Incentive  Plan  (the  "Plan"),  a total of [               ]
                                                                ---------------
shares  (the  "Shares")  of common  stock,  $.0001 par value per  share,  of the
Company  ("Common  Stock") at $[       ] per Share.  Unless earlier  terminated,
                                -------
this option shall expire at 5:00 p.m., Eastern time, on [          ] (the "Final
                                                         ----------
Exercise Date").

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

     This option will become exercisable ("vest") as to one-third of the original number of Shares on each anniversary of the Grant Date until the third anniversary of the Grant Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     ------------------

     (a) Form of  Exercise.  Each  election to exercise  this option shall be in
         -----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. Common Stock purchased upon the exercise of this option shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board of Directors of the Company (the "Board") may, in its sole discretion, otherwise provide, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

          (4) to the extent  permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5) by any combination of the above permitted forms of payment.

     (b) Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company. If the Participant ceases
         --------------------------------------------
to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date),  provided that this option shall be  exercisable  only to the extent that
        -------- ----
the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability.  If the  Participant  dies or
         ----------------------------------------
becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that
                                                                   -------- ----
this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e) Discharge for Cause.  If the  Participant,  prior to the Final Exercise
         -------------------
Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Company Right of First Refusal.
     ------------------------------

     (a) Notice of  Proposed  Transfer.  If the  Participant  proposes  to sell,
         -----------------------------
assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) Company  Right to Purchase.  For 30 days  following its receipt of such
         --------------------------
Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment
                                           -------- ----
set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making
                                       -------- -------
such payment shall not invalidate the Company's exercise of its option to purchase the Offered Shares.

     (c) Shares Not  Purchased  By  Company.  If the  Company  does not elect to
         ----------------------------------
acquire any of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection
(b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on
                                     -------- ----
terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (d)  Consequences  of  Non-Delivery.  After the time at which  the  Offered
          ------------------------------
Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (e) Exempt  Transactions.  The following  transactions shall be exempt from
         --------------------
the provisions of this Section 4:

          (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

          (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

          (3) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided,  however, that in the case of a transfer pursuant to clause (1) above,
--------   -------
such Shares shall remain subject to the right of first refusal set forth in this
Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (f)  Assignment  of Company  Right.  The  Company  may assign its rights to
          -----------------------------
purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

     (g) Termination.  The provisions of this Section 4 shall terminate upon the
         -----------
earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

          (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 75% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

     (h) No Obligation to Recognize Invalid  Transfer.  The Company shall not be
         --------------------------------------------
required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this
Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

     (i)  Legends.  The  certificate  representing  Shares  shall  bear a legend
          -------
substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

               "The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company."

5.   Agreement in Connection with Public Offering.
     --------------------------------------------

     The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. Except as the Board may otherwise provide, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

7.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                                 STRONGHOLD TECHNOLOGIES, INC.





Dated:                          By:
      ----------                   ---------------------------------------
                                  Name:
                                          --------------------------------
                                 Title:
                                         ---------------------------------

                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 California Stock Incentive Plan.

                                  PARTICIPANT:


                                  ----------------------------

                                  Address:
                                          --------------------

                                          --------------------

                         NOTICE OF STOCK OPTION EXERCISE

                                                     Date:
                                                          -------------




Stronghold Technologies, Inc.
777 Terrace Avenue
Hasbrouck Heights, NJ 07604


Attention:  Karen Jackson

Dear Karen:

     I am the holder of a nonstatutory Stock Option granted to me under the Stronghold Technologies, Inc. ("Stronghold") 2002 California Stock Incentive
Plan on                      for the  purchase  of         shares of  Stronghold
        --------------------                       -------
common stock at a purchase price of $           per share.
                                      ---------

     I hereby  exercise my option to  purchase             shares of  Stronghold
                                                ---------
common stock (the "Shares"),  for which I have enclosed            in the amount
                                                        ----------
of         . Please register my stock certificate as follows:
   --------

        Name(s):
                  -----------------------

                  -----------------------

        Address:
                  -----------------------

        Tax I.D.#:
                  -----------------------

     I represent, warrant and covenant as follows:

     1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

     2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

     3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

     5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,




-----------------------------
(Signature)



-----------------------------
(Signature)